UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934
Date of Report (Date of Earliest Event Reported)
November 12, 2007
General Growth Properties, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11656	42-1283895

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
110 N. Wacker Drive, Chicago, Illinois 60606
(Address of principal executive offices) (Zip Code)
(312) 960-5000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On November 8, 2007, General Growth Properties, Inc. (“GGP”) issued a press release describing an update to its results of operations for its quarter and nine months ended September 30, 2007. A copy of an update to certain supplemental financial information and press release titled “General Growth Properties, Inc. Supplemental Financial Information Updated for November 8, 2007 press release information.” is being furnished as Exhibit 99.1 to this report. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
ITEM 7.01 REGULATION FD DISCLOSURE.
On November 14, 2007, General Growth Properties, Inc. made available on its website, an update to certain supplemental financial information (including the press release described in Item 2.02 above) regarding its operations for the quarters and nine months ended September 30, 2007 and 2006. A copy of such information is being furnished as Exhibit 99.1 to this report.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits

Exhibit No.	Description

99.1	An update to certain supplemental financial information and press release titled “General Growth Properties, Inc. Supplemental Financial Information Updated for November 8, 2007 press release information.” (furnished herewith).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL GROWTH PROPERTIES, INC.
By:	/s/ Bernard Freibaum
Bernard Freibaum
Executive Vice President and Chief Financial Officer

Date: November 14, 2007

EXHIBIT INDEX

Exhibit Number	Name

99.1	An update to certain supplemental financial information and press release titled “General Growth Properties, Inc. Supplemental Financial Information Updated for November 8, 2007 press release information.” (furnished herewith).